OCTOBER 4, 2016

SUPPLEMENT TO

FIXED INCOME FUNDS PROSPECTUS DATED MARCH 1, 2016, AS LAST SUPPLEMENTED AUGUST 10, 2016

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This supplement contains new and additional information and should be read in connection with your Prospectus.

1.              Effective immediately, under the heading “The Hartford Floating Rate High Income Fund Summary Section – Principal Investment Strategy,” the last sentence of the first paragraph is deleted in its entirety.

2.              Effective immediately, under the heading “The Hartford Floating Rate High Income Fund Summary Section – Principal Risks,” “Non-Diversification Risk” is deleted in its entirety.

3.              Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks – Floating Rate High Income Fund,” the last sentence of the first paragraph is deleted in its entirety.

4.              Effective immediately, under the heading “More Information About Risks,” the check mark next to “Non-Diversification Risk” for the Floating Rate High Income Fund is removed.

5.              Effective immediately, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers,” the following is added to the end of the first paragraph:

In order to implement a Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.  The persons with the most significant responsibility for the daily investment of each Fund’s assets are listed below.

6.              Effective immediately, under the heading “How To Buy and Sell Shares - Class C Shares Purchase Limits,” the disclosure is deleted in entirety and replaced with the following:

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999 ($499,999 in the case of Short Duration Fund).  If your existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor have a total value equal to $999,999 ($499,999 in the case of Short Duration Fund), you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5 and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

This Supplement should be retained with your Prospectus for future reference.

HV-7286	October 2016